                                                                  EXHIBIT 10.24


                                                               [For use without
                                                               spousal consent]


                     SPLIT-DOLLAR LIFE INSURANCE AGREEMENT

         This Agreement is entered into as of ___________19___ by and between Staff Builders, Inc., a Delaware corporation, (the "Company") and _____________ ("Employee") in reference to the following facts:

         1. Employee is a key employee of the Company or a subsidiary of the Company.

         2. The Company has simultaneously with the execution of this Agreement caused the Equitable Variable Life Insurance Company (the "Insurance Company") to issue policy number _____________ (the "Policy") on the life of Employee and delivered the Policy to Employee. A portion of the first annual premium has been paid by the Company as of the date of this Agreement.

         3. For purposes of this Agreement, the Company and its subsidiaries shall constitute the "Employer". For this purpose, a subsidiary is a corporation which is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code of 1986, as amended (the "Code"), determined without regard to Section 1563(a)(4) and (e)(3)(C) thereof and by substituting the phrase "at least 50 percent" for the phrase "at least 80 percent" each time it appears in Section 1563(a)(1)) of which the Company is a member. If Employee is employed by a corporation which, as a result of a sale or other corporate reorganization, ceases to be a member of such controlled group, such sale or other corporate reorganization shall be treated as a termination of Employee by Employer without Cause (as defined in Section 8) unless immediately following the event and without any break in employment the Employee remains employed by the Company or another corporation which is a member of the controlled group of corporations.

         NOW THEREFORE, in consideration of the facts set forth above and the various promises and covenants set forth below, the parties to this Agreement agree as follows:

1.       Ownership of Policy.

         The Company acknowledges that Employee is the owner of the Policy and that Employee is entitled to exercise all of his or her ownership rights granted by the terms of the Policy, except to the extent that the power of the Employee to exercise those rights is specifically limited by this Agreement. Except as so limited, it is the expressed intention of the parties to reserve to Employee all rights in and to the Policy granted to its owner by the terms thereof, including, but not limited to, the right to change the beneficiary and the right to exercise settlement options.

2.       The Company's Security Interest.

         The Company's security interest in the Policy is conditioned upon its satisfactorily performing all of the covenants under this Agreement. Each period covered by any individual premium payment described in Section 3 shall be considered a discrete extension of the Company's security interest in the Policy. The Company shall not have nor exercise any right in and to the Policy which could, in any way, endanger, defeat, or impair any of the rights of Employee in the Policy, including by way of illustration any right to collect the proceeds of the Policy in excess of the amount due the Company as provided in this Agreement and in the Policy. The only rights in and to the Policy granted to the Company in this Agreement shall be limited to the Company's security interest in and to the cash value of the Policy, as defined herein, (the "Security Interest"). The Company shall not assign any of its Security Interest in the Policy to anyone other than Employee.

3.       Premium payments.

         For so long as Employee is employed by the Employer and the Company's Security Interest has not been released, the Company agrees to pay an annual premium (which may be pre-paid in installments) on the Policy on or before the last day of each "policy year" (as such term is used in the Policy) in an amount equal to the sum of (a) the compensation deferred by Employee under the Staff Builders, Inc. Executive Deferred Compensation Plan (the "Plan") during the pay periods ending during such policy year plus (b) the "cost of insurance" (as defined in the Policy) for the excess, if any, of (i) the minimum death benefit required under Section 4 hereof (determined in compliance with the 7-pay test set forth in Section 7702A of the Code) over (ii) the minimum death benefit (determined in compliance with such 7-pay test) which could be provided by that portion of the accumulated ( premiums actually paid under the Policy which were paid pursuant to clause (a) of this sentence. The premium payment shall be transmitted directly by the Company to the Insurance Company. Consistent with the preceding sentences, prior to the release of the Company's Security Interest in the Policy, Employee and the Company agree that the Company shall from time to time designate one or more individuals (the "Designee"), who may be officers of the Company, who shall be entitled to adjust the death benefit under the Policy and to direct the investments under the Policy; provided, however, that the Designee may only increase, but not decrease, the death benefit in effect on the date that the Policy is issued; provided further, that the Designee may only direct the investments under the Policies in funds offered by the Insurance Company under the Policy. During the period of time that this Agreement is in effect, Employee irrevocably agrees that all dividends paid on the Policy shall be applied to purchase from the Insurance Company additional paid-up life insurance on the life of Employee.

4.       Death of Employee while employed by Employer.

         If Employee dies prior to termination of employment with Employer and prior to his or her Security Release Date (as defined in Section 10 below), Employee's designated beneficiary shall be entitled to receive the entire death benefit under the Policy, which shall be at least equal to the greater of (1) 50% of Employee's annual base salary at the time of death, up to a maximum of $100,000 (adjusted as described herein), or (2) the following multiple of the sum of the amounts credited to Employee's Deferred Account under the Plan depending on the Employee's insurance age at death: (A) if under 60, 2.0 or (B) if 60 or older, 1.75. The $100,000 death benefit described in the preceding sentence shall be adjusted for changes in the cost of living commencing on January 1, 1995 on the basis of the relationship between the U.S. Consumer Price Index for Urban Wage Earners and Clerical Workers, as published by the U.S. Department of Labor (or, if there is no such index, then a comparable substitute selected by the Committee) for the preceding calendar year and the same index for the calendar year 1993.

5. Employee's attaining his or her Security Release Date or termination of Employee's employment on account of a Qualifying Termination.

         (a) By timely payment of the premiums described in Section 3, the Company may renew its Security Interest in the Policy for the period commencing with the due date of such payment until the later of (1) the due date of the next annual premium described in Section 3, or (2) the date that Employee attains his or her Security Release Date or terminates employment with the Employer on account of a Qualifying Termination (either of which events described in this clause 2 is referred to herein as a "Qualifying Event"). The Company may not extend its Security Interest in the Policy under the Collateral Security Assignment Agreement attached as Exhibit A after the occurrence of a Qualifying Event. After such Qualifying Event, Employee shall be entitled to exercise all of his or her ownership rights in the Policy without any limitation, and this Agreement and its accompanying Collateral Security Assignment Agreement shall no longer constitute a restriction on Employee's rights.

         (b) Notwithstanding paragraph (a), the Company shall continue to have its Security Interest in the Policy to the extent required to satisfy its withholding obligations as described in Section 12 and to recover any amounts owed by Employee as described in paragraph (c) below.

         (c) Employee agrees that if at the time of the occurrence of a Qualifying Event, Employee has any outstanding balances on any loans made by the Company to Employee, then, unless Employee otherwise repays such outstanding balances, Employee shall cause, either by withdrawing from or borrowing on a nonrecourse basis against the Policy, to be transferred to the Company that portion of the cash value of the Policy which is equal to the sum of the outstanding balances on all such loans.

6.       Termination of an Employee for a reason other than a Qualifying
         Termination.

         If the employment of Employee with Employer is terminated prior to his or her Security Release Date for a reason other than a Qualifying Termination (as described below), Employee shall cause, either by withdrawing from or borrowing against the Policy, on a nonrecourse basis, to be transferred to the Company an amount equal to the maximum amount that may then be obtained under the Policy; provided that, the amount to be transferred to the Company shall be reduced to the extent the Employee has previously transferred to the Company an amount equal to any difference that then exists between the cash value of the Policy and the amount that may be borrowed against the Policy. In no event shall Employee's voluntary resignation prior to attaining his or her Security Release Date (as such concept is further defined below) ever constitute a Qualifying Termination, except in certain situations following a Change in Control (see Section 9).

7.       Definition of a Qualifying Termination.

         A Qualifying Termination is either of the following events: the termination of Employee by Employer for any reason other than "Cause," as described in Section 8; or the termination of

Employee after a Change in Control under the circumstances described in Section 9(a). Both of these concepts are further defined below.

8. Qualifying Termination because Employee is terminated for a reason other than "Cause".

         For purposes of this Section, "Cause" shall mean (1) Employee's material breach of his or her employment agreement (if any), (2) Employee's willful and continued failure to substantially perform assigned duties with the Employer, (3) Employee's commission of an act of fraud or embezzlement against the Employer, or (4) Employee's conviction of a felony or other crime involving moral turpitude.

9. Qualifying Termination on account of termination after a Change in Control.

         (a) A Qualifying Termination shall be treated as occurring after a "Change in Control" (as defined below) if there is first a "Change in Control" and then, within three years following such Change in Control, either (1) Employee's employment with the Employer is terminated by the Employer without "Cause" (as defined in Section 8) or (2) Employee terminates his or her employment with the Employer for "Good Reason" (as defined in subsection (c) below).

         (b) For purposes of this Section, a "Change in Control" shall be deemed to have occurred if a person, corporation, partnership, association or entity (1) acquires a majority of the Company's outstanding voting securities,
(2) acquires securities of the Company bearing a majority of voting power with respect to the election of directors of the Company or (3) acquires all or substantially all of the Company's assets.

         (c) For purposes of this Section, "Good Reason" shall mean the occurrence of one of the following events without Employee's consent:

             (1) An adverse and significant change in the Employee's position, duties, responsibilities, or status with the Employer, or a change in business location to a point which is more than 50 miles from his or her location prior to the Change in Control, except for required travel on Employer business to an extent substantially consistent with his or her business travel obligations prior to the Change in Control.

             (2)  A reduction by the Employer in Employee's base salary; and

             (3) The taking of any action by the Employer to eliminate benefit plans without providing substitutes therefor, to reduce benefits thereunder or to substantially diminish the aggregate value of incentive awards or other fringe benefits including insurance and vacation days.

         (d) A termination of employment by Employee within the 36-month period following a Change in Control shall be for Good Reason if one of the occurrences specified in paragraph (c) shall have occurred, notwithstanding that Employee may have other reasons for terminating employment including employment by another employer which Employee desires to accept.

10.      Employee's attaining his or her Security Release Date.

         (a) Employee's "Security Release Date" shall mean the date which is two years following the date on which the Company receives from Employee a completed notice in the form attached hereto as Exhibit B, provided that Employee continues to be employed by Employer until such date. Employee's election of a Security Release Date shall be irrevocable.

         (b) Employee shall attain his or her Security Release Date upon becoming disabled while employed by the Employer. Employee shall be considered "disabled" at the time that the Administrator (as defined in Section 13(a) below) determines, based upon competent medical advice, that an Employee is incapable of rendering substantial services to the Employer by reason of mental or physical disability.

         (c) The Company's Security Interest in the Policy is contingent upon the timely payment of premiums under Section 3 of this Agreement. Each period covered by any individual premium payment shall be considered an independent extension of the Company's Security Interest in the Policy. In the event that the Company waives its rights by reason of failure to make payments under
Section 3 of this Agreement, Employee shall immediately attain his or her Security Release Date. The Company's failure to extend its rights in no way affects the Company's duties and obligations under this Agreement.

11.      Limitation on Employee's rights prior to a Qualifying Event.

         In order to protect the Company's Security Interest and notwithstanding any other provisions in this Agreement, prior to a Qualifying Event, Employee agrees that he or she will not modify the death benefit under the Policy, direct the investment of the cash surrender value of the Policy, borrow against the Policy, assign the Policy, or obtain any portion of the cash value of the Policy. Notwithstanding the preceding sentence, if Section 6 applies to a termination, Employee may borrow or withdraw from the Policy, so long as the borrowing or withdrawal request is submitted to the Insurance Company along with a directive that the borrowed or withdrawn amount be transferred directly to the Company.

12.      Tax Withholding.

         It is recognized by the parties that the rights of Employee in the Policy (as modified by the Agreement) may cause Employee to be treated under certain circumstances as in receipt of gross income. These circumstances may also impose upon the Company an obligation to deduct and withhold federal, state or local taxes. Unless Employee otherwise provides the Company the amounts it is required to withhold, Employee shall cause, either by withdrawing from or borrowing on a nonrecourse basis against the Policy, to be transferred to the Company that portion of the cash value of the Policy which is equal to the amount of any federal, state or local taxes required to be withheld.

13.      Administration.

         (a) The Compensation and Stock Option Committee of the Board of Directors (the "Administrator") shall administer this Agreement. The Administrator (either directly or through its designees) will have power and authority to interpret, construe, and administer this Agreement (for the purpose of this section, the Agreement shall include the Collateral Security Assignment Agreement).

         (b) Neither the Administrator, its designee nor its advisors, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement.

14.      Collateral Security Assignment of Policy to the Company.

         In consideration of the promises contained herein, the Employee has contemporaneously herewith granted the Security Interest in the Policy to the Company as collateral under the form of Collateral Security Assignment attached hereto as Exhibit A, which Collateral Security Assignment gives the Company the limited power to enforce its rights to recover the cash value of the Policy under the circumstances defined herein. The Company's Security Interest in the Policy shall be specifically limited to the rights set forth above in this Agreement, notwithstanding the provisions of any other documents including the Policy. Employee agrees to execute any notice prepared by the Company requesting a withdrawal or non-recourse loan in an amount equal to the amount to which the Company is entitled under Sections 5, 6 or 12 of this Agreement.

15.      Employee's beneficiary rights and security interest.

         (a) The Company and Employee intend that in no event shall the Company have any power or interest related to the Policy or its proceeds, except as provided herein and in the Collateral Security Assignment. In the event that the Company ever receives or may be deemed to have received any right or interest in the Policy or its proceeds beyond the limited rights described herein and in the Collateral Security Assignment, such right or interest shall be held in trust for the benefit of Employee and be held separate from the property of the Company.

         (b) In order to further protect the rights of the Employee, the Company agrees that its rights to the Policy and proceeds thereof shall serve as security for the Company's obligations as provided in this Agreement to Employee. The Company grants to Employee a security interest in and collaterally assigns to Employee any and all rights the Company has in the Policy, and products and proceeds thereof whether now existing or hereafter arising pursuant to the provisions of the Policy, this Agreement, the Collateral Security Assignment or otherwise, to secure any and all obligations owed by the Company to Employee under this Agreement. In no event shall this provision be interpreted to reduce Employee's rights to the Policy or expand in any way the rights or benefits of the Company under this Agreement, the Policy or the Collateral Security Assignment. This security interest granted to Employee from the Company shall automatically expire and be deemed waived if Employee terminates employment with Employer prior to a Qualifying Event.

16.      Amendment of Agreement.

         Except as provided in a written instrument signed by the company and Employee, this Agreement may not be cancelled, amended, altered, or modified.

17.      Notice under Agreement.

         Any notice, consent, or demand required or permitted to be given under the provisions of this Agreement by one party to another shall, be in writing signed by the party giving or making it, and may be given either by delivering it to such other party personally or by mailing it, by United States Certified mail postage prepaid, to such party, addressed to its last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent, or demand.

18.      Binding Agreement.

         This Agreement shall bind the parties hereto and their respective successors, heirs, executor, administrators, and transferees, and any Policy beneficiary.

19.      Controlling law and characterization of Agreement.

         (a) To the extent not governed by federal law, this Agreement and the right to the parties hereunder shall be controlled by the laws of the State of New York.

         (b) If this Agreement is considered a "plan" under the Employee Retirement Income Security Act of 1974 (ERISA), both the Company and Employee acknowledge and agree that for all purposes the Agreement shall be treated as a "welfare plan" within the meaning of section 3(1) of ERISA. Consistent with the preceding sentence, Employee further acknowledges that his or her rights to the Policy and the release of the Company's Security Interest are strictly limited to those rights set forth in this Agreement. In furtherance of this acknowledgment and in consideration of the Company's payment of the initial premiums for this Policy, Employee voluntarily and irrevocably relinquishes and waives any additional rights in the Policy or any different restrictions on the release of the Company's Security Interest that he or she might otherwise argue to exist under either state, federal, or other law. Employee further agrees that he or she will not argue that any such additional rights or different restrictions exist in any judicial or arbitration proceeding. Similarly, the Company acknowledges that its Security Interest is strictly limited as set forth in this Agreement and voluntarily and irrevocably relinquishes and waives any additional interests or different interests or advantages that the Company would have or enjoy if the Agreement were not treated as a "welfare plan" within the meaning of section 3(1) of ERISA.

20.      Execution of Documents.

The Company and Employee agree to execute any and all documents necessary to effectuate the terms of this Agreement.

                                         STAFF BUILDERS, INC.



                                         By:
                                            ------------------------------


                                         Its:
                                             -----------------------------


                                         EMPLOYEE




                                         ---------------------------------

                                   EXHIBIT A

                    COLLATERAL SECURITY ASSIGNMENT AGREEMENT

         This Collateral Security Assignment is made and entered into effective as of __________, 19______, by the undersigned as the owner (the "Owner") of Life Insurance Policy Number___________ (the "Policy") issued by the Equitable Variable Life Insurance Company (the "Insurer") upon the life of Owner and by Staff Builders, Inc., a Delaware corporation (the "Assignee").

         WHEREAS, the Owner is a key employee of Assignee or a subsidiary of Assignee, and the Assignee wishes to retain him or her in its or its subsidiary's employ; and

         WHEREAS, as an inducement to the Owner's continued employment the Assignee wishes to pay premiums on the Policy, as more specifically provided for in that certain Split-Dollar Life Insurance Agreement dated as of __________, 19___, and entered into between the Owner and the Assignee as such agreement may be hereafter amended or modified (the "Agreement") (unless otherwise indicated the terms herein shall, have the definitions ascribed thereto in the Agreement);

         WHEREAS, in consideration of the Assignee agreeing to make the premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security; and

         WHEREAS, the Owner and Assignee intend that the Assignee have no greater interest in the Policy than that prescribed herein and in the Agreement and that if the Assignee ever obtains any right or interest in the Policy or the proceeds thereof, except as provided herein and in the Agreement, such right or interest shall be held in trust for the Owner to satisfy the obligations of Assignee to Owner under the Agreement and the Assignee additionally agrees that its rights to the Policy shall serve as security for its obligations to the Owner under the Agreement;

         NOW, THEREFORE, the Owner hereby assigns, transfers and sets over to the Assignee for security the following specific rights in the Policy, subject to the following terms, agreements and conditions:

         1. This Collateral Security Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee pursuant to the terms of the Agreement, whether now existing or hereafter arising (the "Secured Obligations"). The Secured Obligations include:
(i) the obligation of the Owner to transfer an amount equal to the entire cash value in the event that the Owner terminates employment with Employer for a reason other than a Qualifying Termination and before attaining his or her Security Release Date; (ii) the obligation of the Owner to pay an amount of cash to the Assignee or transfer to the Assignee that portion of the cash surrender value of the Policy which is equal to the sum of the outstanding balances on any loans made by Assignee to the Owner in the event of a Qualifying Event (as set forth in section 5(a) of the Agreement); and (iii) the obligation of the Owner to pay an amount of cash to the Assignee or transfer to the Assignee that portion of the cash value which is equal to



                                    Ex. A-1
any federal, state or local taxes that Assignee may be required to withhold and collect (as set forth in Section 12 of the Agreement).

         2. The Owner hereby grants to Assignee a security interest in and collaterally assigns to Assignee the Policy and the cash value to secure the Secured Obligations. However, the Assignee's interest in the Policy shall be strictly limited to:

         (a) The right to receive an amount equal to the entire cash value of the Policy (which right may be realized by Owner's causing such amount to be transferred to Assignee (through withdrawing from or borrowing against the Policy), in accordance with the terms of the Agreement) if the Owner terminates employment with Employer for a reason other than a Qualifying Termination (unless he or she has previously attained his or her Security Release Date);

         (b) The right to receive an amount equal to the sum of the outstanding balances on any loans made by Assignee to the Owner in the event of a Qualifying Event (as set forth in section 5(a) of the Agreement); and

         (c) The right to receive an amount equal to any federal, state or local taxes that Assignee may be required to withhold and collect (as set forth in Section 12 of the Agreement).

         3. (a) Owner shall retain all incidents of ownership in the Policy, and may exercise such incidents of ownership except as otherwise limited by the Agreement and hereunder. The Insurer is only authorized to recognize (and is fully protected in recognizing) the exercise of any ownership rights by Owner if the Insurer determines that the Assignee has been given notice of Owner's purported exercise of ownership rights in compliance with the provisions of
Section 3(b) hereof and, as of the date thirty days after such notice is given, the Insurer has not received written notification from the Assignee of Assignee's objection to such exercise; provided that, the designation of the beneficiary to receive the death benefits pursuant to Section 4 of the Agreement may be changed by the Owner without prior notification of Assignee. The Insurer shall not be responsible to ensure that the actions of the Owner conform to the Agreement.

         (b) Assignee hereby acknowledges that for purposes of this Collateral Security Assignment, Assignee shall be conclusively deemed to have been properly notified of Owner's purported exercise of his or her ownership rights as of the third business day following either of the following events: (1) Owner mails written notice of such exercise to Assignee by United States certified mail, postage paid, at the address below and provides the Insurer with a copy of such notice and a copy of the certified mail receipt or (2) the Insurer mails written notice of such exercise to Assignee by regular United States mail, postage paid, at the address set forth below:

                         Staff Builders, Inc.
                         1981 Marcus Avenue, Suite C115
                         Lake Success, New York 11042
                         ATTN: Corporate Secretary



                                    Ex. A-2

The foregoing address shall be the appropriate address for such notices to be sent unless and until the receipt by both Owner and the Insured of a written notice from Assignee of a change in such address.

         (c) Notwithstanding the foregoing, Owner and Assignee hereby agree that, until Assignee's security interest in the Policy is released, Assignee shall from time to time designate one or more individuals (the "Designee"), who may be officers of Assignee, who shall be entitled to adjust the death benefit under the Policy and to direct the investments under the Policy; provided, however, that the Designee may only increase, but not decrease, the death benefit in effect on the date that the Policy is issued; provided, further, that the Designee may only direct the investments under the Policy in funds offered by the Insurer under the Policy. Assignee shall notify the Insurer in writing of the identity of the Designee and any changes in the identity of the Designee. Until Assignee's security interest in the Policy is released, no other party may direct the investments under the Policy without the consent of the Assignee and Owner.

         4. If the Policy is in the possession of the Assignee, the Assignee shall, upon request, forward the Policy to the Insurer without unreasonable delay for endorsement of any designation or change of beneficiary or the exercise of any other right reserved by the Owner.

         5. (a) Assignee shall be entitled to exercise its rights under the Agreement by delivering a written notice to Insurer, executed by the Assignee and the Owner or the Owner's beneficiary, requesting a withdrawal or nonrecourse policy loan equal to the amount to which Assignee is entitled under Sections 5, 6 or 12 of the Agreement and transfer of such withdrawn or borrowed amount to Assignee. So long as the notice is also signed by Owner or his or her beneficiary, Insurer shall pay or loan the specified amounts to Assignee without the need for any additional documentation.

         (b) Upon receipt of a properly executed notice complying with the requirements of subsection (a) above, the Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without the need for any additional documentation and without investigating (1) the reason for such action taken by the Assignee; (2) the validity or the amount of any of the liabilities of the Owner to the Assignee under the Agreement; (3) the existence of any default therein; (4) the giving of any notice required herein; or (5) the application to be made by the Assignee of any amounts to be paid to the Assignee. The A-3 receipt of the Assignee for any sums received by it shall be a full discharge and release therefor to the Insurer.

         6. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Security Assignment.

         7. The Assignee shall have the right to request of the Insurer and/or the Owner notice of any action taken with respect to the Policy by the Owner.



                                    Ex. A-3

         8. (a) The Assignee and the Owner intend that in no event shall the Assignee have any power or interest related to the Policy or its proceeds, except as provided herein and in the Agreement, notwithstanding the provisions of any other documents including the Policy. In the event that the Assignee ever receives or may be deemed to have received any right or interest beyond the limited rights described herein and in the Agreement, such right or interest shall be held in trust for the benefit of the Owner and be held separate from the property of the Assignee.

         (b) In order to further protect the rights of the Owner, the Assignee agrees that its rights to the Policy and proceeds thereof shall serve as security for the Assignee's obligations to the Owner as provided in the Agreement. Assignee hereby grants to Owner a security interest in and collaterally assigns to Owner any and all rights it has in the Policy, and products and proceeds thereof whether now existing or hereafter arising pursuant to the provisions of the Policy, the Agreement, this Collateral Security Assignment or otherwise, to secure Assignee's obligations ("Assignee Obligations") to Owner under the Agreement, whether now existing or hereafter arising. The Assignee Obligations include all obligations owed by the Assignee to Owner under the Agreement, including without limitation: (i) the obligation to transfer ownership of the Policy to Owner and to make the premium payments required under Section 3 of the Agreement and (ii) the obligation to do nothing which may, in any way, endanger, defeat or impair any of the rights of Owner in the Policy as provided in the Agreement. In no event shall this provision be interpreted to reduce Owner's rights in the Policy or expand in any way the rights or benefits of the Assignee under the Agreement. In the event that Owner terminates employment with Employer for any reason prior to a Qualifying Event, this security interest and collateral assignment granted by Assignee to Owner shall automatically expire and be deemed waived.

         9. Assignee and Owner agree to execute any documents necessary to effectuate this Collateral Security Assignment pursuant to the provisions of the Agreement. The rights under this Collateral Security Assignment may be enforced pursuant to the terms of the Agreement.

         IN WITNESS WHEREOF, the Owner and Assignee have executed this Collateral Security Assignment effective the day and year first above written.





                                            ------------------------------
                                                                   , Owner

                                            STAFF BUILDERS, INC.

                                            By:
                                               ---------------------------

                                            Title:
                                                  ------------------------



                                    Ex. A-4

                                   EXHIBIT B

                          SPLIT DOLLAR LIFE INSURANCE
                        TWO YEAR SECURITY RELEASE NOTICE

         Pursuant to the Split Dollar Life Insurance Agreement entered into between Staff Builders, Inc. (the "Company") and me on _____________ (the "Agreement"), I hereby notify the Company that I request to be released on ___________, ___________ ("Security Release Date") from the Company's collateral security in Policy Number____________ issued by the [Manufacturers Life Insurance Company of America]. I understand that my Security Release Date must be at least two years from the date on which the Company receives this Notice. I further understand that in order for the Company's collateral security interest to be released on my Security Release Date, I must continue to be employed by the Company or one of its subsidiaries until such date.


                                            ------------------------------
                                                     Participant




                                            ------------------------------
                                                        Date

Received by Staff Builders Inc.


on
  ------------------------------
                                            By:
                                               ---------------------------




                                    Ex. B-1

                                                                  [For use with
                                                               spousal consent]

                     SPLIT-DOLLAR LIFE INSURANCE AGREEMENT

         This Agreement is entered into as of ______________ 19 _______ by and between Staff Builders, Inc., a Delaware corporation, (the "Company") and _____________________ ("Employee") in reference to the following facts:

         10. Employee is a key employee of the Company or a subsidiary of the Company.

         11. The Company has simultaneously with the execution of this Agreement caused the Equitable Variable Life Insurance Company (the "Insurance Company") to issue policy number __________ (the "Policy") on the life of Employee and delivered the Policy to Employee. A portion of the first annual premium has been paid by the Company as of the date of this Agreement.

         12. For purposes of this Agreement, the Company and its subsidiaries shall constitute the "Employer". For this purpose, a subsidiary is a corporation which is a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Internal Revenue Code of 1986, as amended (the "Code"), determined without regard to Section 1563(a)(4) and (e)(3)(C) thereof and by substituting the phrase "at least 50 percent" for the phrase "at least 80 percent" each time it appears in Section 1563(a)(1)) of which the Company is a member. If Employee is employed by a corporation which, as a result of a sale or other corporate reorganization, ceases to be a member of such controlled group, such sale or other corporate reorganization shall be treated as a termination of Employee by Employer without Cause (as defined in Section 8) unless immediately following the event and without any break in employment the Employee remains employed by the Company or another corporation which is a member of the controlled group of corporations.

         NOW THEREFORE, in consideration of the facts set forth above and the various promises and covenants set forth below, the parties to this Agreement agree as follows:

1.       Ownership of Policy.

         The Company acknowledges that Employee is the owner of the Policy and that Employee is entitled to exercise all of his or her ownership rights granted by the terms of the Policy, except to the extent that the power of the Employee to exercise those rights is specifically limited by this Agreement. Except as so limited, it is the expressed intention of the parties to reserve to Employee all rights in and to the Policy granted to its owner by the terms thereof, including, but not limited to, the right to change the beneficiary and the right to exercise settlement options.

2.       The Company's Security Interest.

         The Company's security interest in the Policy is conditioned upon its satisfactorily performing all of the covenants under this Agreement. Each period covered by any individual premium payment described in Section 3 shall be considered a discrete extension of the Company's security interest in the Policy. The Company shall not have nor exercise any right in and to the Policy which could, in any way, endanger, defeat, or impair any of the rights of Employee in the

Policy, including by way of illustration any right to collect the proceeds of the Policy in excess of the amount due the Company as provided in this Agreement and in the Policy. The only rights in and to the Policy granted to the Company in this Agreement shall be limited to the Company's security interest in and to the cash value of the Policy, as defined herein, (the "Security Interest"). The Company shall not assign any of its Security Interest in the Policy to anyone other than Employee.

3.       Premium payments.

         For so long as Employee is employed by the Employer and the Company's Security Interest has not been released, the Company agrees to pay an annual premium (which may be pre-paid in installments) on the Policy on or before the last day of each "policy year" (as such term is used in the Policy) in an amount equal to the sum of (a) the compensation deferred by Employee under the Staff Builders, Inc. Executive Deferred Compensation Plan (the "Plan") during the pay periods ending during such policy year plus (b) the "cost of insurance" (as defined in the Policy) for the excess, if any, of (i) the minimum death benefit required under Section 4 hereof (determined in compliance with the 7-pay test set forth in Section 7702A of the Code) over (ii) the minimum death benefit (determined in compliance with such 7-pay test) which could be provided by that portion of the accumulated premiums actually paid under the Policy which were paid pursuant to clause (a) of this sentence. The premium payment shall be transmitted directly by the Company to the Insurance Company. Consistent with the preceding sentences, prior to the release of the Company's Security Interest in the Policy, Employee and the Company agree that the Company shall from time to time designate one or more individuals (the "Designee"), who may be officers of the Company, who shall be entitled to adjust the death benefit under the Policy and to direct the investments under the Policy; provided, however, that the Designee may only increase, but not decrease, the death benefit in effect on the date that the Policy is issued; provided further, that the Designee may only direct the investments under the Policies in funds offered by the Insurance Company under the Policy. During the period of time that this Agreement is in effect, Employee irrevocably agrees that all dividends paid on the Policy shall be applied to purchase from the Insurance Company additional paid-up life insurance on the life of Employee.

4.       Death of Employee while employed by Employer.

         (a) If Employee dies prior to termination of employment with Employer and prior to his or her Security Release Date (as defined in Section 10 below), Employee's designated beneficiary shall be entitled to receive the entire death benefit under the Policy, which shall be at least equal to the greater of (1) 50% of Employee's annual base salary at the time of death, up to a maximum of $100,000 (adjusted as described herein), or (2) the following multiple of the sum of the amounts credited to Employee's Deferred Account under the Plan depending on the Employee's insurance age at death: (A) if under 60, 2.0 or (B) if 60 or older, 1.75. The $100,000 death benefit described in the preceding sentence shall be adjusted for changes in the cost of living commencing on January 1, 1995 on the basis of the relationship between the U.S. Consumer Price Index for Urban Wage Earners and Clerical Workers, as published by the U.S. Department of Labor (or, if there is no such index, then a comparable substitute selected by the Committee) for the preceding calendar year and the same index for the calendar year 1993.

         (b) Employee agrees that, during the period of this Agreement, Employee will obtain and provide to Employer and/or the Insurance Company the written consent of the spouse of the Employee, in the form attached hereto as Exhibit C, to any designation by Employee of anyone other than the Employee's spouse as the beneficiary to receive the benefits under this Section 4.

5. Employee's attaining his or her Security Release Date or termination of Employee's employment on account of a Qualifying Termination.

         (a) By making timely payment of the premiums described in Section 3, the Company may renew its Security Interest in the Policy for the period commencing with the due date of such payment until the later of (1) the due date of the next annual premium described in Section 3, or (2) the date that Employee attains his or her Security Release Date or terminates employment with the Employer on account of a Qualifying Termination (either of which events described in this clause 2 is referred to herein as a "Qualifying Event"). The Company may not extend its Security Interest in the Policy under the Collateral Security Assignment Agreement attached as Exhibit A after the occurrence of a Qualifying Event. After such Qualifying Event, Employee shall be entitled to exercise all of his or her ownership rights in the Policy without any limitation, and this Agreement and its accompanying Collateral Security Assignment Agreement shall no longer constitute a restriction on Employee's rights.

         (b) Notwithstanding paragraph (a), the Company shall continue to have its Security Interest in the Policy to the extent required to satisfy its withholding obligations as described in Section 12 and to recover any amounts owed by Employee as described in paragraph (c) below.

         (c) Employee agrees that if, at the time of the occurrence of a Qualifying Event, Employee has any outstanding balances on any loans made by the Company to Employee, then, unless Employee otherwise repays such outstanding balances, Employee shall cause, either by withdrawing from or borrowing on a nonrecourse basis against the Policy, to be transferred to the Company that portion of the cash value of the Policy which is equal to the sum of the outstanding balances on all such loans.

6.       Termination of an Employee for a reason other than a Qualifying
         Termination.

         If the employment of Employee with Employer is terminated prior to his or her Security Release Date for a reason other than a Qualifying Termination (as described below), Employee shall cause, either by withdrawing from or borrowing against the Policy, on a nonrecourse basis, to be transferred to the Company an amount equal to the amount that may then be obtained under the Policy; provided that, the amount to be transferred to the Company shall be reduced to the extent the Employee has previously transferred to the Company an amount equal to any difference that then exists between the cash value of the Policy and the amount that may be borrowed against the Policy. In no event shall Employee's voluntary resignation prior to attaining his or her Security Release Date (as such concept is further defined below) ever constitute a Qualifying Termination, except in certain situations following a Change in Control (see Section 9).

7.       Definition of a Qualifying Termination.

         A Qualifying Termination is either of the following events: the termination of Employee by Employer for any reason other than "Cause," as described in Section 8; or the termination of Employee after a Change in Control under the circumstances described in Section 9(a). Both of these concepts are further defined below.

8. Qualifying Termination because Employee is terminated for a reason other than "Cause".

         For purposes of this Section, "Cause" shall mean (1) Employee's material breach of his or her employment agreement (if any), (2) Employee's willful and continued failure to substantially perform assigned duties with the Employer, (3) Employee's commission of an act of fraud or embezzlement against the Employer, or (4) Employee's conviction of a felony or other crime involving moral turpitude.

9. Qualifying Termination on account of termination after a Change in Control.

         (a) A Qualifying Termination shall be treated as occurring after a "Change in Control" (as defined below) if there is first a "Change in Control" and then, within three years following such Change in Control, either (1) Employee's employment with the Employer is terminated by the Employer without "Cause" (as defined in Section 8) or (2) Employee terminates his or her employment with the Employer for "Good Reason" (as defined in subsection (c) below).

         (b) For purposes of this Section, a "Change in Control" shall be deemed to have occurred if a person, corporation, partnership, association or entity (1) acquires a majority of the Company's outstanding voting securities,
(2) acquires securities of the Company bearing a majority of voting power with respect to the election of directors of the Company or (3) acquires all or substantially all of the Company's assets.

         (c) For purposes of this Section, "Good Reason" shall mean the occurrence of one of the following events without Employee's consent:

             (1) An adverse and significant change in the Employee's position, duties, responsibilities, or status with the Employer, or a change in business location to a point which is more than 50 miles from his or her location prior to the Change in Control, except for required travel on Employer business to an extent substantially consistent with his or her business travel obligations prior to the Change in Control.

             (2)  A reduction by the Employer in Employee's base salary; and

             (3) The taking of any action by the Employer to eliminate benefit plans without providing substitutes therefor, to reduce benefits thereunder or to substantially diminish the aggregate value of incentive awards or other fringe benefits including insurance and vacation days.

         (d) A termination of employment by Employee within the 36-month period following a Change in Control shall be for Good Reason if one of the occurrences specified in paragraph (c) shall have occurred, notwithstanding that Employee may have other reasons for terminating employment including employment by another employer which Employee desires to accept.

10.      Employee's attaining his or her Security Release Date.

         (a) Employee's "Security Release Date" shall mean the date which is two years following the date on which the Company receives from Employee a completed notice in the form attached hereto as Exhibit B, provided that Employee continues to be employed by Employer until such date. Employee's election of a Security Release Date shall be irrevocable.

         (b) Employee shall attain his or her Security Release Date upon becoming disabled while employed by the Employer. Employee shall be considered "disabled" at the time that the Administrator (as defined in Section 13(a) below) determines, based upon competent medical advice, that an Employee is incapable of rendering substantial services to the Employer by reason of mental or physical disability.

         (c) The Company's Security Interest in the Policy is contingent upon the timely payment of premiums under Section 3 of this Agreement. Each period covered by any individual premium payment shall be considered an independent extension of the Company's Security Interest in the Policy. In the event that the Company waives its rights by reason of failure to make payments under
Section 3 of this Agreement, Employee shall immediately attain his or her Security Release Date. The Company's failure to extend its rights in no way affects the Company's duties and obligations under this Agreement.

11.      Limitation on Employee's rights prior to a Qualifying Event.

         In order to protect the Company's Security Interest and notwithstanding any other provisions in this Agreement, prior to a Qualifying Event, Employee agrees that he or she will not modify the death benefit under the Policy, direct the investment of the cash surrender value of the Policy, borrow against the Policy, assign the Policy, or obtain any portion of the cash value of the Policy. Notwithstanding the preceding sentence, if Section 6 applies to a termination, Employee may borrow or withdraw from the Policy, so long as the borrowing or withdrawal request is submitted to the Insurance Company along with a directive that the borrowed or withdrawn amount be transferred directly to the Company.

12.      Tax Withholding.

         It is recognized by the parties that the rights of Employee in the Policy (as modified by the Agreement) may cause Employee to be treated under certain circumstances as in receipt of gross income. These circumstances may also impose upon the Company an obligation to deduct and withhold federal, state or local taxes. Unless Employee otherwise provides the Company the amounts it is required to withhold, Employee shall cause, either by withdrawing from or borrowing on a nonrecourse basis against the Policy, to be transferred to the Company that portion of the cash value of the Policy which is equal to the amount of any federal, state or local taxes required to be withheld.

13.      Administration.

         (a) The Compensation and Stock Option Committee of the Board of Directors (the "Administrator") shall administer this Agreement. The Administrator (either directly or through its designees) will have power and authority to interpret, construe, and administer this Agreement (for the purpose of this section, the Agreement shall include the Collateral Security Assignment Agreement).

         (b) Neither the Administrator, its designee nor its advisors, shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Agreement.

14.      Collateral Security Assignment of Policy to the Company.

         In consideration of the promises contained herein, the Employee has contemporaneously herewith granted the Security Interest in the Policy to the Company as collateral under the form of Collateral Security Assignment attached hereto as Exhibit A, which Collateral Security Assignment gives the Company the limited power to enforce its rights to recover the cash value of the Policy under the circumstances defined herein. The Company's Security Interest in the Policy shall be specifically limited to the rights set forth above in this Agreement, notwithstanding the provisions of any other documents including the Policy. Employee agrees to execute any notice prepared by the Company requesting a withdrawal or non-recourse loan in an amount equal to the amount to which the Company is entitled under Sections 5, 6 or 12 of this Agreement.

15.      Employee's beneficiary rights and security interest.

         (a) The Company and Employee intend that in no event shall the Company have any power or interest related to the Policy or its proceeds, except as provided herein and in the Collateral Security Assignment. In the event that the Company ever receives or may be deemed to have received any right or interest in the Policy or its proceeds beyond the limited rights described herein and in the Collateral Security Assignment, such right or interest shall be held in trust for the benefit of Employee and be held separate from the property of the Company.

         (b) In order to further protect the rights of the Employee, the Company agrees that its rights to the Policy and proceeds thereof shall serve as security for the Company's obligations as provided in this Agreement to Employee. The Company grants to Employee a security interest in and collaterally assigns to Employee any and all rights the Company has in the Policy, and products and proceeds thereof whether now existing or hereafter arising pursuant to the provisions of the Policy, this Agreement, the Collateral Security Assignment or otherwise, to secure any and all obligations owed by the Company to Employee under this Agreement. In no event shall this provision be interpreted to reduce Employee's rights to the Policy or expand in any way the rights or benefits of the Company under this Agreement, the Policy or the Collateral Security Assignment. This security interest granted to Employee from the Company shall automatically expire and be deemed waived if Employee terminates employment with Employer prior to a Qualifying Event.

16.      Amendment of Agreement.

         Except as provided in a written instrument signed by the Company and Employee, this Agreement may not be canceled, amended, altered, or modified.

17.      Notice under Agreement.

         Any notice, consent, or demand required or permitted to be given under the provisions of this Agreement by one party to another shall, be in writing, signed by the party giving or making it, and may be given either by delivering it to such other party personally or by mailing it, by United States Certified mail, postage prepaid, to such party, addressed to its last known address as shown on the records of the Company. The date of such mailing shall be deemed the date of such mailed notice, consent, or demand.

18.      Binding Agreement.

         This Agreement shall bind the parties hereto and their respective successors, heirs, executor, administrators, and transferees, and any Policy beneficiary.

19.      Controlling law and characterization of Agreement.

         (a) To the extent not governed by federal law, this Agreement and the right to the parties hereunder shall be controlled by the laws of the State of New York.

         (b) If this Agreement is considered a "plan" under the Employee Retirement Income Security Act of 1974 (ERISA), both the Company and Employee acknowledge and agree that for all purposes the Agreement shall be treated as a "welfare plan" within the meaning of section 3(1) of ERISA. Consistent with the preceding sentence, Employee further acknowledges that his or her rights to the Policy and the release of the Company's Security Interest are strictly limited to those rights set forth in this Agreement. In furtherance of this acknowledgment and in consideration of the Company's payment of the initial premiums for this Policy, Employee voluntarily and irrevocably relinquishes and waives any additional rights in the Policy or any different restrictions on the release of the Company's Security Interest that he or she might otherwise argue to exist under either state, federal, or other law. Employee further agrees that he or she will not argue that any such additional rights or different restrictions exist in any judicial or arbitration proceeding. Similarly, the Company acknowledges that its Security Interest is strictly limited as set forth in this Agreement and voluntarily and irrevocably relinquishes and waives any additional interests or different interests or advantages that the Company would have or enjoy if the Agreement were not treated as a "welfare plan" within the meaning of section 3(1) of ERISA.

20.      Execution of Documents.

The Company and Employee agree to execute any and all documents necessary to effectuate the terms of this Agreement.


                                         STAFF BUILDERS, INC.



                                         By:
                                            ------------------------------


                                         Its:
                                             -----------------------------


                                         EMPLOYEE




                                         ---------------------------------

                                   EXHIBIT A

                    COLLATERAL SECURITY ASSIGNMENT AGREEMENT

         This Collateral Security Assignment is made and entered into effective as of _____________, 19____, by the undersigned as the owner (the "Owner") of Life Insurance Policy Number ______________ (the "Policy") issued by the Equitable Variable Life Insurance Company (the "Insurer") upon the life of Owner and by Staff Builders, Inc., a Delaware corporation (the "Assignee").

         WHEREAS, the Owner is a key employee of Assignee or a subsidiary of Assignee, and the Assignee wishes to retain him or her in its or its subsidiary's employ; and

         WHEREAS, as an inducement to the Owner's continued employment, the Assignee wishes to pay premiums on the Policy, as more specifically provided for in that certain Split-Dollar Life Insurance Agreement dated as of ____________19__, and entered into between the Owner and the Assignee as such agreement may be hereafter amended or modified (the "Agreement") (unless otherwise indicated, the terms herein shall have the definitions ascribed thereto in the Agreement);

         WHEREAS, in consideration of the Assignee agreeing to make the premium payments, the Owner agrees to grant the Assignee a security interest in the Policy as collateral security; and

         WHEREAS, the Owner and Assignee intend that the Assignee have no greater interest in the Policy than that prescribed herein and in the Agreement and that if the Assignee ever obtains any right or interest in the Policy or the proceeds thereof, except as provided herein and in the Agreement, such right or interest shall be held in trust for the Owner to satisfy the obligations of Assignee to Owner under the Agreement and the Assignee additionally agrees that its rights to the Policy shall serve as security for its obligations to the Owner under the Agreement;

         NOW, THEREFORE, the Owner hereby assigns, transfers and sets over to the Assignee for security the following specific rights in the Policy, subject to the following terms, agreements and conditions:

         1. This Collateral Security Assignment is made, and the Policy is to be held, as collateral security for all liabilities of the Owner to the Assignee pursuant to the terms of the Agreement, whether now existing or hereafter arising (the "Secured Obligations"). The Secured Obligations include:
(i) the obligation of the Owner to transfer an amount equal to the entire cash value in the event that the Owner terminates employment with Employer for a reason other than a Qualifying Termination and before attaining his or her Security Release Date; (ii) the obligation of the Owner to pay an amount of cash to the Assignee or transfer to the Assignee that portion of the cash surrender value of the Policy which is equal to the sum of the outstanding balances on any loans made by Assignee to the Owner in the event of a Qualifying Event (as set forth in section 5(a) of the Agreement); and (iii) the obligation of the Owner to pay an amount of cash to the Assignee or transfer to the Assignee that portion of the cash value which is equal to any federal, state or local taxes that Assignee may be required to withhold and collect (as set forth in Section 12 of the Agreement).



                                    Ex. A-1

         2. The Owner hereby grants to Assignee a security interest in and collaterally assigns to Assignee the Policy and the cash value to secure the Secured Obligations. However, the Assignee's interest in the Policy shall be strictly limited to:

         (a) The right to receive an amount equal to the entire cash value of the Policy (which right may be realized by Owner's causing such amount to be transferred to Assignee (through withdrawing from or borrowing against the Policy), in accordance with the terms of the Agreement) if the Owner terminates employment with Employer for a reason other than a Qualifying Termination (unless he or she has previously attained his or her Security Release Date);

         (b) The right to receive an amount equal to the sum of the outstanding balances on any loans made by Assignee to the Owner in the event of a Qualifying Event (as set forth in section 5(a) of the Agreement); and

         (c) The right to receive an amount equal to any federal, state or local taxes that Assignee may be required to withhold and collect (as set forth in Section 12 of the Agreement)

         3. (a) Owner shall retain all incidents of ownership in the Policy, and may exercise such incidents of ownership except as otherwise limited by the Agreement and hereunder. The Insurer is only authorized to recognize (and is fully protected in recognizing) the exercise of any ownership rights by Owner if the Insurer determines that the Assignee has been given notice of Owner's purported exercise of ownership rights in compliance with the provisions of
Section 3(b) hereof and, as of the date thirty days after such notice is given, the Insurer has not received written notification from the Assignee of Assignee's objection to such exercise; provided that, the designation of the beneficiary to receive the death benefits pursuant to Section 4 of the Agreement may be changed by the Owner without prior notification of Assignee. The Insurer shall not be responsible to ensure that the actions of the Owner conform to the Agreement.

         (b) Assignee hereby acknowledges that for purposes of this Collateral Security Assignment, Assignee shall be conclusively deemed to have been properly notified of Owner's purported exercise of his or her ownership rights as of the third business day following either of the following events: (1) Owner mails written notice of such exercise to Assignee by United States certified mail, postage paid, at the address below and provides the Insurer with a copy of such notice and a copy of the certified mail receipt or (2) the Insurer mails written notice of such exercise to Assignee by regular United States mail, postage paid, at the address set forth below:

                        Staff Builders, Inc.
                        1981 Marcus Avenue, Suite C115
                        Lake Success, New York 11042
                        ATTN: Corporate Secretary

The foregoing address shall be the appropriate address for such notices to be sent unless and until the receipt by both Owner and the Insured of a written notice from Assignee of a change in such address.

         (c) Notwithstanding the foregoing, Owner and Assignee hereby agree that, until Assignee's security interest in the Policy is released, Assignee shall from time to time designate



                                    Ex. A-2
one or more individuals (the "Designee"), who may be officers of Assignee, who shall be entitled to adjust the death benefit under the Policy and to direct the investments under the Policy; provided, however, that the Designee may only increase, but not decrease, the death benefit in effect on the date that the Policy is issued; provided, further, that the Designee may only direct the investments under the Policy in funds offered by the Insurer under the Policy. Assignee shall notify the Insurer in writing of the identity of the Designee and any changes in the identity of the Designee. Until Assignee's security interest in the Policy is released, no other party may direct the investments under the Policy without the consent of the Assignee and Owner.

         4. If the Policy is in the possession of the Assignee, the Assignee shall, upon request, forward the Policy to the Insurer without unreasonable delay for endorsement of any designation or change of beneficiary or the exercise of any other right reserved by the Owner.

         5. (a) Assignee shall be entitled to exercise its rights under the Agreement by delivering a written notice to Insurer, executed by the Assignee and the Owner or the Owner's beneficiary, requesting a withdrawal or nonrecourse policy loan equal to the amount to which Assignee is entitled under Sections 5, 6 or 12 of the Agreement and transfer of such withdrawn or borrowed amount to Assignee. So long as the notice is also signed by Owner or his or her beneficiary, Insurer shall pay or loan the specified amounts to Assignee without the need for any additional documentation.

         (b) Upon receipt of a properly executed notice complying with the requirements of subsection (a) above, the Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without the need for any additional documentation and without investigating (1) the reason for such action taken by the Assignee; (2) the validity or the amount of any of the liabilities of the Owner to the Assignee under the Agreement; (3) the existence of any default therein; (4) the giving of any notice required herein; or (5) the application to be made by the Assignee of any amounts to be paid to the Assignee. The A-3 receipt of the Assignee for any sums received by it shall be a full discharge and release therefor to the Insurer.

         6. Upon the full payment of the liabilities of the Owner to the Assignee pursuant to the Agreement, the Assignee shall execute an appropriate release of this Collateral Security Assignment.

         7. The Assignee shall have the right to request of the Insurer and/or the Owner notice of any action taken with respect to the Policy by the Owner.

         8. (a) The Assignee and the Owner intend that in no event shall the Assignee have any power or interest related to the Policy or its proceeds, except as provided herein and in the Agreement, notwithstanding the provisions of any other documents including the Policy. In the event that the Assignee ever receives or may be deemed to have received any right or interest beyond the limited rights described herein and in the Agreement, such right or interest shall be held in trust for the benefit of the Owner and be held separate from the property of the Assignee.

         (b) In order to further protect the rights of the Owner, the Assignee agrees that its rights to the Policy and proceeds thereof shall serve as security for the Assignee's obligations to the Owner as provided in the Agreement. Assignee hereby grants to Owner a security interest in



                                    Ex. A-3
and collaterally assigns to Owner any and all rights it has in the Policy, and products and proceeds thereof whether now existing or hereafter arising pursuant to the provisions of the Policy, the Agreement, this Collateral Security Assignment or otherwise, to secure Assignee's obligations ("Assignee Obligations") to Owner under the Agreement, whether now existing or hereafter arising. The Assignee Obligations include all obligations owed by the Assignee to Owner under the Agreement, including without limitations (i) the obligation to transfer ownership of the Policy to Owner and to make the premium payments required under Section 3 of the Agreement and (ii) the obligation to do nothing which may, in any way, endanger, defeat or impair any of the rights of Owner in the Policy as provided in the Agreement. In no event shall this provision be interpreted to reduce Owner's rights in the Policy or expand in any way the rights or benefits of the Assignee under the Agreement. In the event that Owner terminates employment with Employer for any reason prior to a Qualifying Event, this security interest and collateral assignment granted by Assignee to Owner shall automatically expire and be deemed waived.

         9. Assignee and Owner agree to execute any documents necessary to effectuate this Collateral Security Assignment pursuant to the provisions of the Agreement. The rights under this Collateral Security Assignment may be enforced pursuant to the terms of the Agreement.



                                    Ex. A-4

         IN WITNESS WHEREOF, the Owner and Assignee have executed this Collateral Security Assignment effective the day and year first above written.




                                            ------------------------------
                                                                   , Owner

                                            STAFF BUILDERS, INC.

                                            By:
                                               ---------------------------

                                            Title:
                                                  ------------------------

                                   EXHIBIT B

                          SPLIT DOLLAR LIFE INSURANCE
                        TWO YEAR SECURITY RELEASE NOTICE

         Pursuant to the Split Dollar Life Insurance Agreement entered into between Staff Builders, Inc. (the "Company") and me on _________________ (the "Agreement"), I hereby notify the Company that I request to be released on ___________, ____________ ("Security Release Date") from the Company's collateral security in Policy Number ________________ issued by the [Manufacturers Life Insurance Company of America]. I understand that my Security Release Date must be at least two years from the date on which the Company receives this Notice. I further understand that in order for the Company's collateral security interest to be released on my Security Release Date, I must continue to be employed by the Company or one of its subsidiaries until such date.


                                            ------------------------------
                                                               Participant




                                            ------------------------------
                                                                      Date

Received by Staff Builders, Inc.


on
  ------------------------------------
                                            By:
                                               ---------------------------




                                    Ex. B-1

                                   EXHIBIT C

                                Spousal Consent
                               to Designation of
                             Nonspousal Beneficiary


My spouse is ____________________. I hereby consent to the designation made by my spouse of ______________________________ as the beneficiary under Life Insurance Policy No. __________________________, which Staff Builders, Inc. has purchased from the Equitable Variable Life Insurance Company and transferred to him/her.

This consent is being voluntarily given, and no undue influence or coercion has been exercised in connection with my consent to the designation made by my spouse of the beneficiary named above rather than myself as the beneficiary under the Split Dollar life Insurance Policy.




                                            ------------------------------
                                            Spouse's Signature




                                            ------------------------------
                                            Print Spouse's Name




                                            ------------------------------
                                            Date



                                    Ex. C-1